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                                                                     EXHIBIT 4.1

Co.ID:10623 **RESTRICTED STOCK**

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                  INCORPORATED UNDER THE LAWS OF THE STATE OF
                                    FLORIDA

                        N/C: RS GROUP OF COMPANIES, INC.

  NUMBER                                                          SHARES
  [    ]                       RENT SHIELD CORP.                   [  ]

                            AUTHORIZED COMMON STOCK:      CUSIP NO. 74973Q 10 0
                               100,000,000 SHARES
                                  NO PAR VALUE

THIS CERTIFIES THAT

Is The Record Holder of

            SHARES OF RS GROUP OF COMPANIES, INC. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                     2004


-------------------------------                      [SEAL]
                      PRESIDENT


-------------------------------
                      SECRETARY

                                     COUNTERSIGNED & REGISTERED

                                        /s/ LBS
                                        ----------------------------------------
                                        COUNTERSIGNED Transfer Agent-Authorized
                                                      Signature

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel may be required by the issuer or the transfer agent."

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT- _____ Custodian ______
TEN ENT - as tenants by                                   (Cust)         (Minor)
          the entireties
JT TEN  - as joint tenants                         under Uniform Gifts to Minors
          with right of survivorship                Act_________________________
          and not as tenants in common                          (State)

         Additional abbreviations may also be used though not in the above list.

    For Value Received,________________hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________

    _________________________________________________________________________
    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
            WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

- NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

      TRANSFER FEE WILL APPLY

                     ***FOR MEDALLION GUARANTEE USE ONLY***

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel may be required by the issuer or the transfer agent."